Exhibit 10.8

Data Center Service(CTG) CUSTOMER ORDER FORM

1.	CUSTOMER DETIALS

ORDER NUMBER:
CUSTOMER NAME: Hong Kong Takung Assets and Equity of Artworks Exchange Co.,Limited	CUSTOMER ID:
Date of Order (filled in by customer) 2013.4.10	*Date of Order confirmation (filled by CTG)
Type of Order:	x ☐ New
☐ Renewal ☐ Modification ☐ Termination, Termination Date: *Existing Order Number:
Registration Address:	Rooms 2003, 20th Floor, Hutchison House,10 Harcourt Road Central, Hong Kong
Billing Address (If different from the above):
Billing Contact Name:	Wangxuelei (zishenli@hotmail.com)	Contact Tel:	+86 13802038517 +86 13516810693
Commercial Contact Name:	Wangxuelei (zishenli@hotmail.com)	Contact Tel:	+86 13802038517 +86 13516810693
Technical Contact Name:	Wangxuelei (zishenli@hotmail.com)	Contact Tel:	+86 13802038517 +86 13516810693

 2. SERVICE TYPE(S):

Services:	x ☐ Cabinet	☐ Server	☐ Others:
Cabinet Size:	3*42U (Shatin); 3*45U (Kwai Chung)	Quantity: 6
Power Supply:	4.5KVA/Cabinet	Power Plug:	Please Select
Sort of the Port:		Quantity of the Port:
Quantity of IP Address:		Location of IDC:	1.3rd floor 8-12 Wong Chuk Yeung Street, Shatin, HongKong 2.16th floor CITIC Telecom Building, KwaiI Fuk Rd, Kwai Chung HongKong
Value Added Service:
Remarks:

3. TERMINAL EQUIPMENT

Model & Type:	Provided by:

4. SERVICE CHARGES (Excluding GST & Taxes):

Installation Charge		Monthly Rental Charge
Currency	: HKD	Currency	: HKD
One-off Charge	: free	Monthly Recurring Charge	: HKD80,200.00
Equipment	:
Others	:	Others	:
Total	:	Total	:
Remarks	:

For China Telecom use ONLY: Sales Engineer:	China Telecom APAC Customer Service Center hotline: (852) 3100-0000 E-mail: cs@chinatelecom.com.hk

Data Center Service(CTG) CUSTOMER ORDER FORM

5. SERVICE TERM

☐ 12 MONTHS	☐ 24 MONTHS	X ☐ 36 MONTHS	☐ OTHERS:

6. PROVISION

Requested Ready for Service Date	10/05/2013 (DD/MM/YY)	Expected In-Service Date (To be completed by CTG))	/ / (DD/MM/YY)

7.TERMS AND CONDITIONS

I/We have read and agreed to the following terms:

1. The term of the Service provided under this Customer Order Summary is specified in Section 5. Upon the expiry of the term, it shall automatically be renewed on a month-to-month basis, unless terminated by either party upon thirty (30) days written notice to the other Party before the expiry of the term.

2. In the case of early termination of the Service provided under this Customer Order Summary by Customer for any reason other than a material breach primarily attributable to China Telecom Global Limited, Customer shall remain liable to pay CHINA TELECOM GLOBAL LIMITED an amount equal to the Monthly Recurring Charges for the remainder of the term of that Service as set forth in section 5 of this Customer Order Summary.

3. “Acceptance Date” shall be the date as specified in a separate Service Acceptance Form (whether or not it is signed and sent to CHINA TELECOM GLOBAL LIMITED) or such other date shall be deemed to be mutually agreed by the Parties. If Customer shall fail to carry out a testing of the Service(s) within a timeframe as may be notified by CHINA TELECOM GLOBAL LIMITED, the Acceptance Date as specified in Service Acceptance Form shall be deemed to be the start billing date for the Service.

4. All payment made by Customer under this Customer Order Summary shall be exclusive of all applicable taxes, and/or any charges pursuant to the laws, statutes or regulations of governmental agency or authority, and/or any charges imposed by a bank.

5. All charges stated in this agreement exclude items such as internal wiring, dedicated trunking, internal trunking, any applicable charges imposed by the building management office / Data Centre, wayleave dues, and customer premise equipment, unless specified otherwise.

6. This Order Form is made pursuant to, and in accordance with, the terms of the Master Services Agreement published by the Company as amended by time to time, the terms of which are incorporated into this Order Form by this reference.  All capitalised terms used but not defined in this Order Form shall have the meanings given to them in the MSA.

CUSTOMER DECLARATION AND AUTHORIZATION

I/We confirm that the information given above is correct and complete in each and every aspect.

I/We agree that the provision of the Selected Service(s) shall be subject to the General Terms and Condition of the MSA of CHINA TELECOM GLOBAL LIMITED as may be published and amended from time to time.

Name:	Authorized Signature with Company Chop:
Title:
Date:

CHINA TELECOM GLOBAL LIMITED APPROVAL

Authorized Signature	________________________________________________	Date:
Name and Title

For China Telecom use ONLY: Sales Engineer:	China Telecom APAC Customer Service Center hotline: (852) 3100-0000 E-mail: cs@chinatelecom.com.hk